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                                                                    EXHIBIT 99.2

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the first day of January, 2001, between SeraCare, Inc., a Delaware corporation (the "COMPANY"), and Quest Diagnostics Incorporated, a Delaware corporation (the "HOLDER").

                                    RECITALS

     WHEREAS, concurrently with the execution of this Agreement, the Company is issuing a warrant to the Holder to purchase up to 1,748,605 shares (subject to adjustment in accordance with the terms of the warrant) of the Company's common stock (the "WARRANT"); and

     WHEREAS, pursuant to the terms of a Collaboration Agreement, dated the date hereof, between the Company and the Holder, the Company has agreed to provide the Holder with the registration rights granted herein with respect to the Registrable Securities (as defined herein); and

     WHEREAS, in exchange for the grant of registration rights hereunder, the Holder will be required to agree to the restrictions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, the parties, intending to be legally bound, hereby agree as follows:

     1.   DEFINITIONS. For purposes of this Agreement:

          (a)  the term "ACT" means the Securities Act of 1933, as amended;

          (b) the term "COMMON SHARES" means the Company's authorized common stock, $0.001 par value per share, and any class of securities issued in exchange for the Common Shares or into which the Common Shares are converted;

          (c) the term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

          (d) the term "HOLDER" means Quest Diagnostics Incorporated, a Delaware corporation, or any assignee thereof in accordance with Section 10 hereof;

          (e) the term "1934 ACT" means the Securities Exchange Act of 1934, as amended;

          (f) the term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

          (g) the term "REGISTRATION EXPENSES" means all expenses other than underwriting discounts and commissions incurred by the Company in complying with Sections 2 and 3 below, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company;

          (h) the term "REGISTRABLE SECURITIES" means, as of any given measurement date, the Common Shares issued upon exercise of all or any portion of the Warrant and any Common Shares issuable upon the exercise of the vested, but unexercised portion of the Warrant.

          (i) the term "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees and disbursements of any counsel engaged by the Holder; and

          (j)  the term "SEC" shall mean the Securities and Exchange Commission.

     2. PIGGYBACK REGISTRATION RIGHTS.

          (a) COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register under the Act (including for this purpose a registration effected by the Company for stockholders other than the Holder) any of its stock or other securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) days after mailing of such written notice by the Company in accordance with Section 16, the Company shall, subject to the provisions of Subsection 2(b), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6 hereof.

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          (c)  UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 2 to include any of the Holder's Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering, but in no event shall the amount of securities of the Holder included in the offering be reduced below ten percent (10%) of the total amount of securities included in such offering.

     3. FORM S-3 REGISTRATION. In case the Company, at a time when it is eligible under the Form S-3 rules to register its shares on Form S-3, shall receive from the Holder a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Holder, the Company shall use all reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in such request; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3:

          (a) if Form S-3 is not available for such offering by the Holder;

          (b) if the Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $100,000;

          (c) if the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder under this Section 3; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve month period.

          (d) if the Company has, within the twelve (12)-month period preceding the date of such request, already effected a registration on Form S-3 for the Holder pursuant to this Section 3; or

                                       3

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          (e) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     In the event that a request for registration of Registrable Securities on Form S-3 is properly made by Holder under this Section 3 at a time when the Company is not eligible to use Form S-3 to register the resale of the Registrable Securities, the Company shall, if requested by Holder, prepare and file a registration statement on Form S-1 (or such other applicable form as may then be available to the Company) covering the resale of the Registrable Securities by Holder; provided, however, that in no event shall the Company be obligated to effect more than one registration for the Holder on Form S-1 under this Agreement.

     4. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          (c) furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holder;

          (d) use its best efforts to register and qualify the securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (f) notify the Holder of the happening of any event as a result of which the prospectus included in a registration statement covering Registrable Securities of the Holder, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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          (g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

     6. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder.

     7. DELAY OF REGISTRATION. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     8. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the partners or officers, directors and stockholders of the Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the

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indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Holder or any underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter (within the meaning of the Act) for the Company, any person who controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any person intended to be indemnified pursuant to this Subsection 8(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided, that in no event shall any indemnity under this Subsection 8(b) exceed the gross proceeds from the offering received by the Holder.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties that may be represented without conflict by

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one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 8.

          (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and the Holder under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement made under the terms of this Agreement and otherwise.

          9. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view of making available to the Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

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          (b) furnish to the Holder so long as the Holder owns any Registrable
Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time that it so qualifies); and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and

          10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by the Holder to a transferee or assignee of the Registrable Securities, provided that: (a) the Holder has transferred all of the Registrable Securities then held by it to the transferee,
(b) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 11 below, by executing a counterpart signature page to this Agreement; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          11. "MARKET STAND-OFF" AGREEMENT. The Holder hereby agrees that it will not, to the extent requested by the Company and an underwriter of the Common Shares (or other securities of the Company), sell or otherwise transfer or dispose of any Registrable Securities in a market transaction during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided that the foregoing restrictions shall apply to Holder only if all officers and directors of the Company enter into similar agreements. The underwriters in connection with an underwritten public offering by the Company are intended third party beneficiaries of this Section 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of the 180-day period.

          12. TERMINATION OF REGISTRATION RIGHTS. The Holder shall be entitled to exercise any right provided for in this Agreement after five (5) years following the date of this Agreement or such earlier time at which all Registrable Securities held by such Holder (and any affiliate of such Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 of the Act.

          13. REMEDIES. Subject to Section 12 hereof, the Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy of law would be adequate.

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          14. EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          15. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of the Holder.

          16. NOTICES. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or the Holder at its address set forth on the signature page hereof. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered.

          17. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities to which the registration rights granted by this Agreement have been assigned as permitted herein.

          18. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

          19. CAPTIONS. Captions are provided herein for convenience only and they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

          20. CROSS-REFERENCES. All cross-references in this Agreement, unless specifically directed to another agreement or document, refer to provisions within this Agreement.

          21. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

          22. SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties

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further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          23. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements, understandings, commitments and practices between the parties, including all prior agreements with respect to registration rights.



                  [Remainder of Page Intentionally Left Blank]






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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                           THE COMPANY:

                           SERACARE, INC.,
                           a Delaware corporation


                           By: /s/ BARRY PLOST
                              ------------------------------------------------
                           Name:  Barry Plost
                           Title: President and Chief Executive Officer

                                  Address:  1925 Century Park East, Suite 1970
                                            Los Angeles, California 90067



                           HOLDER:


                           QUEST DIAGNOSTICS INCORPORATED,
                           a Delaware corporation


                           By: /s/ KENNETH R. FINNEGAN
                              ------------------------------------------------
                           Name:  Kenneth R. Finnegan
                           Title: Corporate Vice President, Business Development


                                  Address: One Malcolm Avenue
                                           Teterboro, NJ 07608



                                      S-1